Exhibit 99.2

© 2024 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Fiscal Second Quarter 2025 Earnings Presentation August 18, 2025 = © 2025 FARADAY FUTURE

LEGAL DISCLAIMERS

Faraday Future Faraday X

Forward Looking Statements

This presentation includes "forward looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding Faraday Future Intelligent Electric Inc.'s (the "Company's") "Bridge Strategy," the Company's growth strategy, fundraising activities and prospects, the development of markets in which the Company operates or seeks to operate, the production and delivery of the FF 91, the Faraday X(FX) brand and the Super One, the UAE strategy, the Dual-flywheel, Dual-bridge Eco Strategy, investments in cryptocurrency, and future compliance with Nasdaq listing requirements, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements speak only as of the date of this call, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Important factors, among others, that may affect actual results or outcomes include, among others: the Company's ability to secure necessary agreements to license or produce FX vehicles in the U.S., the Middle East, or elsewhere, none of which have been secured; the Company's ability to homologate FX vehicles for sale in the U.S., the Middle East, or elsewhere; the Company's ability to secure the necessary funding to execute on its AI, EREV and Faraday X (FX) strategies, each of which will be substantial; the Company's ability to secure necessary permits at its Hanford, CA production facility; the Company's ability to secure regulatory approvals for the proposed Super One front grill; the potential impact of tariff policy; the Company's ability to successfully execute on a new Crypto-based strategy; the Company's ability to raise funds to support a new Crypto-based strategy; the inherent volatility and regulatory uncertainty associated with cryptocurrency investments; the Company's ability to continue as a going concern and improve its liquidity and financial position; the Company's ability to pay its outstanding obligations; the Company's ability to raise necessary capital, including but not limited to the capital required to fund production of the FF 91 and the Bridge Strategy; the Company's ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company's limited operating history and the significant barriers to growth it faces; the Company's history of losses and expectation of continued losses; the success of the Company's payroll expense reduction plan; the Company's ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company's estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company's vehicles; the Company's ability to cover future warrant claims; the success of other competing manufacturers; the performance and security of the Company's vehicles; current and potential litigation involving the Company; the Company's ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company's indebtedness; the Company's ability to cover future warranty claims; insurance coverage; general economic and market conditions impacting demand for the Company's products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company's control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company's operations in China; the success of the Company's remedial measures taken in response to the Special Committee findings; the Company's dependence on its suppliers and contract manufacturer; the Company's ability to develop and protect its technologies; the Company's ability to protect against cybersecurity risks; the ability of the Company to attract and retain employees; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company's stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Company's Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 31, 2025 , and other documents filed by the Company from time to time with the SEC.

No Offer or Solicitation

This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

© 2024 FARADAY FUTURE

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© 2024 FARADAY FUTURE TABLE OF CONTENTS 3 1. 2025 Q2 Overview 2. Q2 Financial Highlights 3. Subsequent Events 4. 2025 Q3 and Full Year Outlook 5. Q&A 6. Appendix © 2024 FARADAY FUTURE Presentation Sequence: Matthias Aydt, Jerry Wang, Koti Meka, Matthias Aydt KA1

2025 Q2 OVERVIEW

Faraday Future Faraday X

Overall Highlights

- FX Super One received non-binding non-refundable pre-orders covering 4000+ units
- Added to Russell 3000 Index
- Top-tier international fund managers, Vanguard and BlackRock, both increased their reported holdings in FFAI by more than 500% relative to Q4 2024
- YT Jia, the founder of FF, was appointed co-CEO

S1 User Ecosystem

FX Super One orders, FX's B2B strategy, FF 91 New Owner

- FX Super One received non-binding non-refundable pre-orders covering 4000+ units
- FX's B2B strategy now covers multiple key FF Partners

S2-S4 Product, Technology & AI

AI Product Planning and Software Continuous Enhancement

- **FF 91 Software Update:** Officially released version 2.00.58 for the FF 91
- **AI Product Strategy:** FF's next-generation voice assistant and ecosystem service platform was set to launch via OTA update

S5 Capital

More Investor/Institution Interaction, Advance Stock Purchase Plans

- FFAI announced inclusion in Russell 3000 index
- Vanguard held 5.24 million shares and increased 500% compared to Q4 2024
- BlackRock increased FFAI holdings for four straight quarters to about 5.39 million shares, up from 780,000
- Founder and Co-CEO, YT Jia, Global President, Jerry Wang, and other executives, entered 10b5-1 stock purchase plans
- Hosted our first annual Stockholders' Day where we provided FX product updates and deepened alignment with our retail investor community

S6 Global Strategy

Global Strategy Progress on Track

- As a milestone in our "Third Pole" strategy, we held a handover ceremony for our new regional factory and operations facility in Ras Al Khaimah Economic Zone, UAE

S7 Operations System Build-up

Focus on FX Strategy, Enhance Government Relations, and Compliance

- Founder YT Jia was appointed Co-CEO of FF: Since the appointment, the company's market capitalization increased nearly 300%
- **Government Relations:**
    - Received strong endorsements from California political leaders and positive comments from members of Congress in Washington. D.C. for the Bridge Strategy
    - Joined a Business Roundtable at the White House in Washington, D.C.

© 2025 FARADAY FUTURE

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© 2024 FARADAY FUTURE 2025 Q2 FINANCIAL HIGHLIGHTS © 2024 FARADAY FUTURE 5 - Net Loss from Operations: Net Loss from Operations for the three months ended June 30, 2025, was $48.1 million , compared to $50.6 million in the same period in 2024. The adjusted operating loss stood at approximately $27.4 million; the monthly operating loss is approximately $9 million during this quarter. These changes reflect our disciplined cost management, even as we continue to invest in FX - related engineering, talent expansion, and strategi c ramp - up initiatives - Financing Cash Inflow: Financing activities generated $55.1 million in cash during the six months ended June 30, 2025, a 106% increase from $26.7 million in the same period of the prior year. This marks the fifth consecutive quarter in which financing cash inflows exceed operating cash outflows, reinforcing a sustained trend that supports our operating runway and FX platform execution - Improved Financial Stability: Ongoing financing efforts and a strengthened capital structure have contributed to improve financial stability since the end of H1 2024 Presentation Sequence: Matthias Aydt, Jerry Wang, Koti Meka, Matthias Aydt JT1 JT2 SG3

SUBSEQUENT EVENTS

Faraday Future   Faraday X

FX Development

- **FX Super One Pre-Orders:** Received FX Super One non-binding non-refundable pre-orders totaling 10,000+ units
- **Progress of FX Super One Production:** FX Super One has officially entered the parts procurement and production preparation phase at our Hanford factory
  - Internally, we have kicked off the final countdown, targeting the first vehicle to roll off the line by year-end

FX Super One Launch Event

- The July 17th global initial launch debuted two products and one architecture: FX Super One, Super EAI F.A.C.E., and FF EAI Embodied AI Agent 6x4 architecture
  - The event was a tremendous success, generating an impact in both China and the United States while promoting the FX Brand

Product & Technology

- FMVSS validation and pre-verification testing for FX have been in progress
- Officially submitted patent application for the Super One EAI-Face product
- Super One entered parts procurement and production preparation phase at Hanford factory, moving into trial production

Operations System Build-up

Government Relations

- Held a private Capitol Hill Reception in Washington D.C. to highlight U.S. innovation and trade policy goals
- FF's role in U.S. manufacturing and Global Bridge Strategy is backed by Donald Trump Jr

Capital

New Financing, Increased Position from Notable Institutional Investors

- Received $105M in new financing commitments to support our Super One launch needs and general corporate purposes

Partnerships

- FF enters a strategic Web3 partnership with HabitTrade, a leading digital asset infrastructure platform

"EAI + Crypto" Dual-Flywheel & Dual-Bridge Eco-Strategy

- The Aug 16th Pebble Beach event unveiled the "C10 Index" and the first "C10 Treasury" product announced by a U.S.-listed company, aiming to become the No.1 treasury for C10 treasury asset portfolio

Investor Conference, Forums and Non-Deal Roadshows

- Attended Aug 12th J.P. Morgan 2025 Auto Conference in New York

© 2024 FARADAY FUTURE

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2025 Q3 and Full Year Outlook

Faraday Future Faraday X

S1 User Ecosystem

- FF 91 and FX Momentum
  - More elite celebrities and public figures to become FF 91 owners and Co-Creation Officers
  - FX non-binding pre-order momentum continues across B2B and B2C channels, expanding into eight U.S. states
  - Inviting more partners to join the FX Dream Partner Program
- Expanding the FX Service Par Program to build a robust after-sales support network with key service and aftermarket partners
- Super One Offline Experience Activities
  - Attendance at the LA Auto Conference

S2- S3 Product, Technology & AI

- Building a robust internal R&D system centered on software and AI
- Initiating the core technologies, software, and AI capabilities in our $300,000 flagship FF 91 to the FX product line
- Our voice interaction system based on large language models and the full FF ecosystem of services will be deployed in FX Super One and other models

S4 Supply Chain & Production

- Launched the pilot production phase of the FX Super One, and equipment installation and commissioning are expected to be completed within the year to enable full vehicle production capability
- Expect to meet the FX year-end off-line target

S5 Capital

- Continuously optimizing capital and financing structure
- Upholding the "Shareholders First" philosophy, focusing on rebuilding trust and regaining investor confidence

S6 Global Strategy

- Preparatory work related to Middle East deliveries is expected to be completed within Q3, with the first Super One rolling off the production line by year-end

S7 Operations System Build-up

- FF will focus on the ultra-spire segment with FF 91 deliveries and the FF 92 upgrade, while FX leverages Super One to enter the U.S. MPV market and potentially launch additional models
- Improving operational efficiency through resource optimization, cost control, and refined planning
- Integrating AI and IT tools to improve operations, strengthen IT General Controls, and increase reporting efficiency
- Align with the "EAI + Crypto" Dual-Flywheel & Dual-Bridge Eco-Strategy and the "Stockholder First" goal

Notes: S: Denotes "Strategy" pillars (e.g., S1–S7 represent our core "Strategy" focus areas)

© 2024 FARADAY FUTURE

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© 2024 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Appendix August 18, 2025 = © 2024 FARADAY FUTURE

© 2024 FARADAY FUTURE APPENDIX – Q2 2025 UNAUDITED CONSOLIDATED BALANCE SHEETS (In thousands) © 2024 FARADAY FUTURE 9 December 31, 2024 June 30, 2025 Assets $ 7,174 $ 13,261 Cash and restricted cash 27,486 23,103 Inventory, net 37,221 39,565 Deposits and other current assets 71,881 76,574 Total current assets 348,587 314,984 Property, plant and equipment, net 1,761 6,749 Operating lease right - of - use asset, net 3,171 1,416 Other non - current assets $ 425,400 $ 399,723 Total assets Liabilities and stockholders’ equity $ 71,414 $ 67,368 Accounts payable 56,754 65,692 Accrued expenses and other current liabilities 28,864 51,033 Warrant liabilities — 3,756 Related party warrant liabilities 23,252 22,574 Accrued interest 761 850 Other financing liabilities, current portion 2,128 2,755 Operating lease liabilities, current portion 9,534 8,530 Notes payable 192,707 222,558 Total current liabilities 38,698 44,447 Other financing liabilities, long term portion 14 3,861 Operating lease liabilities, less current portion 48,018 27,066 Notes payable, less current portion and other liabilities 29,709 36,367 Derivative call options — 4,469 Related party derivative call option 1,287 1,099 Other liabilities 310,433 339.867 Total liabilities Stockholders' equity 6 12 Class A Common Stock, 0.0001 par value — — Class B Common Stock, 0.0001 par value — — Preferred Stock, 0.0001 par value 4,421,563 4,501,989 Additional paid - in capital 7,744 7,155 Accumulated other comprehensive income (4,314,346) (4,449,300) Accumulated deficit 114,967 59,856 Total stockholders' equity $ 425,400 $ 399,723 Total liabilities and stockholders’ equity

Faraday Future   Faraday X

APPENDIX – Q2 2025 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended June 30		Six Months Ended June 30	
	2025	2024	2025	2024
Revenue	$ 54	$ 293	$ 370	$ 295
Cost of revenue	26,912	20,970	48,293	41,657
Gross profit	(26,858)	(20,677)	(47,923)	(41,362)
Operating expenses				
Research and development	5,004	3,317	11,423	10,005
Sales and marketing	1,873	1,782	4,502	4,256
General and administrative	14,097	17,201	27,771	31,049
Lease impairment, net	—	7,616	—	7,616
Loss (gain) on disposal of property, plant, and equipment	276	16	320	(71)
Total operating expenses	21,250	29,932	44,016	52,855
Loss from operations	(48,108)	(50,609)	(91,939)	(94,217)
Change in fair value of notes payable, warrant liabilities, and derivative call options	(46,078)	(7,245)	5,380	20,640
Change in fair value of related party notes payable, warrant liabilities, and derivative call options	(5,150)	(332)	(5,427)	(339)
Loss on settlement of notes payable	(22,458)	(46,978)	(38,378)	(58,381)
Loss on settlement of related party notes payable	(1,860)	—	(3,040)	(14,295)
Interest expense	(812)	(1,719)	(3,114)	(3,944)
Related party interest expense	—	(1,506)	—	(6,600)
Other income (loss), net	(210)	(292)	1,574	238
Loss before income taxes	(124,676)	(108,681)	(134,944)	(156,898)
Income tax expense	—	(4)	(10)	(4)
Net loss	$ (124,676)	$ (108,685)	$ (134,954)	$ (156,902)

© 2024 FARADAY FUTURE

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© 2024 FARADAY FUTURE APPENDIX – Q2 2025 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS(1/2) © 2024 FARADAY FUTURE 11 (In thousands) Six Months Ended June 30 2024 2025 Cash flows from operating activities (156,902) (134,954) Net loss Adjustments to reconcile net loss to net cash used in operating activities: 35,947 37,308 Depreciation and amortization expense 1,468 1,296 Amortization of operating lease right - of - use assets and intangible assets 1,282 1,815 Non - cash interest expense 658 1,198 Stock - based compensation — 3,753 Reserve on inventory (71) 320 Loss (gain) on disposal of property and equipment 7,616 — Loss on lease impairment 58,381 38,378 Loss from settlement of notes payable 14,295 3,040 Loss from settlement of related party notes payable (518) — Gain from forgiveness of accounts payable and deposits, net — (295) HSL s.l.r. settlement adjustment 287 — Gain on foreign exchange (20,640) (5,380) Change in fair value of notes payable, warrant liabilities, and derivative call options 339 5,427 Change in fair value of related party notes payable and related party warrant liabilities — 168 Other Changes in operating assets and liabilities: — (645) Accounts receivables 3,561 (2,331) Deposits 5,484 630 Inventory 9,620 1,566 Other current and non - current assets (1,908) (4,059) Accounts payable 7,624 11,241 Accrued expenses and other current and non - current liabilities — (11) Related party accrued expenses and other current and non - current liabilities 5,114 (96) Accrued related party interest expense 1,353 — Financial obligations on lease back transaction (2,081) (1,977) Operating lease liabilities (29,091) (43,608) Net cash used in operating activities

© 2024 FARADAY FUTURE APPENDIX – Q2 2025 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS(2/2) © 2024 FARADAY FUTURE 12 (In thousands) Six Months Ended June 30 2024 2025 Cash flows from investing activities 87 — Proceeds from the sale of equipment (358) (5,007) Payments for property and equipment (271) (5,007) Net cash used in investing activities Cash flows from financing activities 23,916 48,570 Proceeds from notes payable, net of original issuance discount — 4,384 Proceeds from other financial obligations 3,000 4,601 Proceeds from related party notes payable (12) (367) Payments of notes payable and other financing obligations (189) (1,521) Payments of notes payable issuance costs — (615) Payments of related party notes payable 26,715 55,052 Net cash provided by financing activities (1) (350) Effect of exchange rate changes on cash and restricted cash (2,648) 6,087 Net (decrease) increase in cash and restricted cash $793 $13,228 Cash 584 33 Restricted cash 4,025 7,174 Cash and restricted cash, beginning of period 1,377 13,261 Cash and restricted cash, end of period

© 2024 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Q & A August 18, 2025 = © 2024 FARADAY FUTURE

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